Finxera Holdings, Inc. Unaudited Condensed Consolidated Financial Statements June 30, 2021 and June 30, 2020

Finxera Holdings, Inc. Unaudited Condensed Consolidated Balance Sheets June 30, 2021 December 31, 2020 ASSETS Current Assets Cash and cash equivalents $ 20,104,708 $ 13,071,816 Restricted cash 2,512,583 2,574,786 Client cash deposit balances 479,025,698 478,869,127 Subscriber cash deposit balances 11,147,290 8,920,759 Accounts receivable 570,959 349,036 Prepaid expenses and other current assets 2,422,390 2,193,273 Short-term investments 1,146,003 1,373,135 Stockholder notes receivable 783,150 781,471 Total current assets 517,712,781 508,133,403 Property and Equipment, net 460,320 502,635 Capitalized Software Development Costs, net 2,530,569 1,195,944 Intangible Assets, net 56,516,578 59,198,830 Goodwill 38,926,907 38,926,907 Other Assets 245,990 246,004 Total assets $ 616,393,145 $ 608,203,723 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current Liabilities Accounts payable $ 684,413 $ 727,092 Accrued expenses and other current liabilities 1,784,130 (880,835) Reserve for processing losses 880,219 932,940 Client deposit payment obligations 479,025,698 478,869,127 Subscriber deposit payment obligations 11,147,290 8,920,759 Loans payable, current portion, net 12,171,964 11,229,877 Contingent consideration payable 1,082,000 1,082,000 Total current liabilities 506,775,714 500,880,960 Loans Payable, net of current portion, net 201,181,411 206,874,862 Deferred Income Taxes, net 7,961,744 8,422,466 Contingent Consideration, net of current portion 5,000,000 5,000,000 Total liabilities 720,918,869 721,178,288 Commitments and Contingencies (Notes 5, 10, 11, 12 and 13) Stockholders’ Deficit Series C participating preferred stock, $0.001 par value 6,765 6,765 Common stock, $0.001 par value 731 731 Accumulated deficit (104,533,220) (112,982,061) Total stockholders' deficit (104,525,724) (112,974,565) Total liabilities and stockholders’ deficit $ 616,393,145 $ 608,203,723 See Notes to Unaudited Condensed Consolidated Financial Statements 1

Finxera Holdings, Inc. Unaudited Condensed Consolidated Statements of Income 2021 2020 Revenue, net $ 33,353,374 $ 36,512,195 Cost of Revenue 2,173,458 2,617,745 Gross profit 31,179,916 33,894,450 Operating Expenses General and administrative 8,366,987 14,429,319 Research and development 1,285,256 3,888,674 Sales and marketing 1,754,812 3,443,489 Total operating expenses 11,407,055 21,761,482 Operating Income 19,772,861 12,132,968 Other Income (Expense), net 18,755 (12,028) Interest Expense (7,891,149) (7,480,863) Acquisition Transaction Expenses (Notes 11 and 13) (10,341) (851,313) Income Before Income Tax Expense 11,890,126 3,788,764 Income Tax Expense, net 2,765,904 742,675 Net Income $ 9,124,222 $ 3,046,089 Six Months Ended June 30, See Notes to Unaudited Condensed Consolidated Financial Statements 2

Finxera Holdings, Inc. Unaudited Condensed Consolidated Statements of Stockholders' Equity (Deficit) Series C Participating Preferred Stock Common Stock Shares Amount Shares Amount Balances, December 31, 2019 6,765,302 6,765$ - -$ (43,498,269)$ (43,491,504)$ Dividends paid to Class B common stockholders - - - - (134,654) (134,654) Dividend paid to Series C participating preferred stockholders - - - - (80,630,575) (80,630,575) Net income - - - - 3,046,089 3,046,089 Balances, June 30, 2020 6,765,302 6,765$ - -$ (121,217,409)$ (121,210,644)$ Series C Participating Preferred Stock Common Stock Shares Amount Shares Amount Balances, December 31, 2020 6,765,302 6,765$ 730,855 731$ (112,982,061) (112,974,565) Dividends paid to Class B common stockholders - - - - (675,381) (675,381) Net income - - - - 9,124,222 9,124,222 Balances, June 30, 2021 6,765,302 6,765$ 730,855 731$ (104,533,220)$ (104,525,724)$ See Notes to Unaudited Condensed Consolidated Financial Statements Total Stockholders' Equity (Deficit) Retained Earnings (Accumulated Deficit) Retained Earnings (Accumulated Deficit) Total Stockholders' Equity (Deficit) 3

Finxera Holdings, Inc. Unaudited Condensed Consolidated Statements of Cash Flows Six Months Ended June 30, 2021 2020 Cash Flows from Operating Activities Net Income 9,124,222$ 3,046,089$ Adjustments to reconcile net income to cashprovided by operating activities: Depreciation and amortization 2,829,724 2,655,226 Amortization of debt discount and fees 463,588 577,762 Deferred income taxes (461,160) Changes in operating assets and liabilities: Client cash deposit balances (156,571) (3,566,334) Subscriber cash deposit Balances (2,226,531) (7,907,578) Accounts receivable (223,604) 72,589 Prepaid expenses and other current assets 165,472 25,825 Accounts payable (42,679) (408,658) Reserve for processing losses (52,720) (13,958) Accrued expenses and other current liabilities 2,270,816.74 2,093,658 Client deposit payment obligations 156,571 3,566,334 Subscriber cash payment obligations 2,226,531 7,907,578 Net Cash Provided by Operating Activities 14,073,660 8,048,534 Cash Flows from Investing Activities Purchase of property and equipment (1,439,771) (395,868) Increase decrease in short-term investments 227,132 165,230 Net cash used in Investing Activities (1,212,639) (230,638) Cash Flows from Financing Activities Proceeds from loans payable, net - 85,525,700 Repayment of principal on loans payable (5,214,951) (7,700,000) Dividend paid in cash (675,381) (80,765,230) Net cash used in Financing Activities (5,890,332) (2,939,530) Net Increase in Cash, Cash Equivalents and Restricted Cash 6,970,689 4,878,366 Cash, Cash Equivalents and Restricted Cash, beginning of period 15,646,602 14,032,703 Cash, Cash Equivalents and Restricted Cash, end of period 22,617,291$ 18,911,069$ See Notes to Unaudited Condensed Consolidated Financial Statements 4

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 5 1. Nature of Business, Consolidation and Presentation Finxera Holdings, Inc. (Holdings or the Company) was incorporated as a Delaware corporation on June 28, 2018 (inception). Effective, June 29, 2018, the Company established Finxera Intermediate, LLC (Intermediate), a Delaware limited liability company (LLC) as its wholly-owned subsidiary. Holdings and Intermediate were established by a private equity firm (the Acquirer) to facilitate the acquisition (the 2018 Acquisition) of Finxera, Inc. (Finxera), an operating entity headquartered in San Jose, California, and incorporated under the laws of the State of California. Effective November 2, 2018, the 2018 Acquisition was finalized at which point Finxera became a wholly- owned subsidiary of Intermediate. These Unaudited Condensed Consolidated Financial Statements include the accounts of the Company including those of its majority-owned subsidiaries, and all material intercompany balances and transactions have been eliminated in consolidation. These Unaudited Condensed Consolidated Financial Statements have been prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP") for interim financial information. The Unaudited Condensed Consolidated Balance Sheet as of December 31, 2020 was derived from the audited financial statements of the Company for the year ended December 31, 2020 but does not include all disclosures required by GAAP for annual financial statements. In the opinion of the Company's management, all known adjustments necessary for a fair presentation of the Unaudited Condensed Consolidated Financial Statements for interim periods have been made. These adjustments consist of normal recurring accruals and estimates that affect the carrying amounts of assets and liabilities. These Unaudited Condensed Consolidated Financial Statements should be read in conjunction with the Consolidated Financial Statements and notes thereto for the year ended December 31, 2020. Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reported period. Actual results could differ materially from those estimates. In particular, the continued magnitude, duration and effects of the COVID-19 pandemic are difficult to predict, and the ultimate effect could result in future charges related to the recoverability of assets, including financial assets, long-lived assets, goodwill and other losses.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 6 Reclassifications: Certain reclassifications have been made to prior year balances to conform with current year presentation. 2. Significant Accounting Policies Revenue Recognition: The Company recognizes revenue in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 606, Revenue from Contracts with Customers (Topic 606). Revenue is derived primarily from enrollment fees, monthly subscription fees, and transaction-based fees (collectively, Client-Based Revenue), all of which are defined under contracts executed between the Client and the Company. The Company also earns interest revenue (Interest Revenue) on certain Client cash deposit balances. CRM service fees is derived by licensing and consulting fees with commercial customers. The revenue associated with enrollment fees is recognized upon the receipt of a fully executed enrollment application, completion of the customer account setup, data verification, and the constructive receipt of the applicable non-refundable fee. The Company recognizes monthly subscription fees each month as a recurring maintenance fee during the term of the Client’s enrollment. Revenue from transaction-based fees is recognized upon constructive receipt of transaction fees for payments to creditors issued ACH payments, paper check or wire transfer. These fees are transferred to the Company from the Client account balances, which may be maintained by the Company in MTL trust accounts or by Partner Banks (Note 12). Interest revenue is derived from certain Client cash deposit balances maintained in interest bearing accounts with select Partner Banks. Monthly CRM License fees are recognized on a monthly basis and consulting fees are recognized when services are performed.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 7 The following table presents a disaggregation of the Company's consolidated revenues by type: Six Months Ended June 30 2021 2020 Enrollment fees $ 492,974 $ 751,499 Monthly subscription fees 21,112,100 22,180,882 Transaction fees 8,957,419 9,566,624 Interest income 1,170,273 3,144,654 CRM service fees 740,941 - Other Services 879,667 868,536 Total revenue, net $ 33,353,374 $ 36,512,195 Major Customers: The Company had no major customers in the six months ended June 30, 2021 or 2020. Major customers are defined as consumers generating greater than 10% of the Company’s annual net revenue. However, in the six months ended June 30, 2021 and 2020, the Company worked with certain Subscribers through which the aggregate Client-Based Revenue generated from the clients of those specific Subscribers was greater than 10% of the Company’s annual net revenue, but because the Client-Based Revenue derived through these Subscribers is generated from the individual clients, the Company does not consider any of its Subscribers to be a major customer. Cash and Cash Equivalents: Cash and cash equivalents include all cash balances and highly liquid investments purchased with a original maturity of three months or less. At June 30, 2021 and December 31, 2020, cash and cash equivalents consists of cash and money market funds. The recorded carrying value of cash equivalents approximates their face value. Restricted Cash: The Company’s restricted cash consists of reserved funds to reimburse select Clients and certain funds held by Partner Banks to collateralize the shared settlement accounts with customers. Short-Term Investments: At June 30, 2021 and December 31, 2020, the Company’s short-term investments are comprised of certificates of deposit and Capital Investments made through Enhanced Capital (Note 3). The certificates of deposit have remaining maturities of less than twelve months. The Capital Investments are expected to be returned in the form of income tax credits in less than twelve months. Concentration of Credit Risk:

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 8 Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents, restricted cash, Client cash deposit balances, Subscriber cash deposit balances and the certificates of deposit (collectively, Cash Deposits). The Company maintains its Cash Deposits at Seven domestic and two foreign financial institutions at June 30, 2021 and December 31, 2020. The Company is exposed to credit risk in the event of default by domestic financial institutions to the extent the cash and cash equivalent deposits are in excess of the amount insured by the Federal Deposit Insurance Corporation (FDIC). These balances exceeded the insurable limit at June 30, 2021. At December 31, 2020, cash and cash equivalents exceeding federally insured limits totaled $14,709,363, which includes restricted cash. At June 30, 2021 and December 31, 2020, the Company has cash and cash equivalents and short- term investments of $164,299 and $992,437, and $187,400 and $1,158,300, respectively, in two foreign financial institutions, which are not insured by the FDIC. Fair Value Measurement: The Company uses a three-level hierarchy, which prioritizes, within the measurement of fair value, the use of market-based information over entity-specific information for fair value measurement based on the nature of inputs used in the valuation of an asset or liability as of the measurement date. Fair value focuses on an exit price and is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The inputs or methodology used for valuing financial instruments are not necessarily an indication of the risk associated with those instruments. The three-level hierarchy for fair value measurement is defined as follows: Level I: Inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level II: Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level III: Inputs to the valuation methodology, which are significant to the fair value measurement, are unobservable. An asset or liability’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 9 At June 30, 2021 and December 31, 2020, the Company’s certificates of deposit and the assets held by the Company’s cash benefit plan (the DB Plan) (Note 10) are all classified within Level I of the fair value hierarchy. The Company’s certificates of deposit are valued at cost, which approximates fair value, and the assets held by the DB Plan are valued at the net asset value (NAV) of shares held by the DB Plan at year end based on quoted prices on active markets. At June 30, 2021 and December 31, 2020, the fair value of the Company’s Capital Investments is estimated based on the Company’s percentage interest in the net assets of the funds and projects (the Affiliated Funds) in which Enhanced Capital has invested, net of any income tax credits generated. These investments carried by the Affiliated Funds are valued at estimated fair value as determined by the Enhanced Capital RETC Manager, LLC (the Manager) (Note 3) and/or the managing members of the Affiliated Funds, after considering operating results, financial condition, recent sales prices of issuers’ securities and other pertinent information. Because of the uncertainty of valuations, however, these estimated values may differ from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Affiliated Funds may also have risk associated with their concentration in certain geographical regions and in certain industries. The following table presents the financial instruments carried at fair value at June 30, 2021 by the three-level valuation hierarchy: Level I Level II Level III Total Certificates of Deposit $ 992,437 $ - $ - $ 992,437 Capital Investments - - 153,566 153,566 $ 992,437 $ - $ 153,566 $ 1,146,003 The following table presents the financial instruments carried at fair value at December 31, 2020 by the three-level valuation hierarchy: Level I Level II Level III Total Certificates of Deposit $ 1,158,300 $ - $ - $ 1,158,300 Capital Investments - - 214,835 214,835 $ 1,158,300 $ - $ 214,835 $ 1,373,135 There were no fair value transfers in or out of Level III in 2021 or 2020.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 10 Property and Equipment: Property and equipment are stated at cost. The Company depreciates property and equipment using the straight-line method over their estimated useful lives, ranging from three to ten years. Leasehold improvements are amortized over the shorter of the estimated useful life of the asset or the lease term. For the six months ended June 30, 2021 and 2020, depreciation and amortization expense was $106,684 and $101,680, respectively. Software Development Costs: The Company recognizes costs for the development of internal use software by expensing all costs incurred relating to the planning and post-implementation phases of development. Upon the achievement of technological feasibility, costs incurred in the development phase, including upgrades and enhancements, if it is probable such expenditures will result in additional functionality, are capitalized and amortized over an estimated useful life of three years. The amortization period for any capitalized software commences upon the post-implementation stage, when the software is placed into service. For the six months ended June 30, 2021 and 2020, amortization expense related to the capitalized software development costs was $40,788 and zero, respectively. Goodwill: Goodwill represents the excess of the purchase price of assets acquired in the 2018 Acquisition and the Acquisitions, over the estimated fair value of the assets acquired. Goodwill relating to the 2018 Acquisition was valued at $20,889,807 on the date of acquisition and includes the value of the acquired workforce. Concurrent with the 2018 Acquisition, the Company recognized a deferred income tax liability of $9,989,000 associated with the intangible assets acquired, which was recorded as an increase to goodwill. Goodwill relating to the Acquisitions was valued at $8,048,000 on the date of acquisition and also includes the value of the acquired workforce. Goodwill is not amortized, but it is subject to impairment. The Company tests goodwill annually for impairment or whenever events or circumstances indicate the carrying amount may not be recoverable. If the carrying amount of goodwill exceeds its fair value, an impairment loss is recognized for any excess of the carrying amount of the goodwill over the implied fair value of the goodwill. The Company did not record an impairment of its goodwill in 2021 or 2020. Money Transmitter Licensing Regulations: As a licensed money transmitter, Finxera is subject to certain restrictions and requirements, including reporting, net worth and surety bonding requirements, and requirements for regulatory approval of controlling stockholders, agent locations, and consumer forms and disclosures. Finxera is also subject to inspection by the regulators in the jurisdictions in which it is licensed, many of which conduct regular examinations.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 11 Finxera adheres to certain regulations in order to comply with reporting requirements mandated by certain states and jurisdictions in which it operates as a licensed money transmitter as follows: Client Accounts: For all Client accounts, Finxera must maintain “permissible investments” in an amount equivalent to all “outstanding payment obligations” associated with Client accounts. The definition and interpretation of outstanding payment obligations may vary by jurisdiction and, in some cases, may include the balances held on behalf of Clients even though technically, the outstanding payment obligations represented by these balances are liabilities of the Partner Bank. The types of securities considered to be “permissible investments” vary from state to state, but generally include cash and cash equivalents. The total value of the Client accounts maintained at June 30, 2021 and December 31, 2020 are reflected by the Client cash deposit balances included on the unaudited condensed consolidated balance sheets. Client Cash Deposit Balances: The Client cash deposit balances totaled $479,025,698 and $478,869,127 at June 30, 2021 and December 31, 2020, respectively as reflected on the unaudited condensed consolidated balance sheets, and are comprised solely of cash and cash equivalents in fully FDIC insured accounts with certain Partner Banks (Note 12). These Client cash deposit balances are readily accessible upon demand by the Client, and Finxera does not generally commingle the assets underlying the Client balances with Company funds. The assets underlying the Client cash deposit balances are classified as current based on their purpose and availability to fulfill the direct obligation. Client Deposit Payment Obligations: The total “outstanding payment obligations” associated with the Client cash deposit included within the Client accounts totaled $479,025,698 and $478,869,127 at June 30, 2021 and December 31, 2020, respectively, and is reflected as Client deposit payment obligations included in the unaudited condensed consolidated balance sheets. Subscriber Accounts: In connection with the deposit services Finxera provides to Clients of Subscribers, Finxera processes and holds title to cash and cash equivalents on behalf of the Subscribers. Finxera accounts for these Subscriber balances as follows: Subscriber Cash Deposit Balances: Finxera classifies the cash and cash equivalents held on behalf of the Subscribers as Subscriber cash deposit balances. The Subscriber cash deposit balances represent cash and cash equivalents in fully FDIC insured accounts with certain Partner Banks opened for the

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 12 benefit of the Subscribers. The Subscriber cash deposit balances totaled $11,147,290 and $8,920,759 at June 30, 2021 and December 31, 2020, respectively, as reflected on the unaudited condensed consolidated balance sheets. Subscriber Deposit Payment Obligations: The total “outstanding payment obligations” associated with the Subscriber cash deposit balances included within the Subscriber accounts totaled $11,147,290 and $8,920,759 at June 30, 2021 and December 31, 2020, respectively, and is reflected as Subscriber deposit payment obligations included on the unaudited condensed consolidated balance sheets. Escheatment Reserves: Unclaimed property laws of every U.S. jurisdiction require the Company to account for certain information on all Client cash deposit balances. The Company maintains specific reserves for refund payments to Clients that are unclaimed at the end of an applicable statutory abandonment period. Statutory abandonment periods for payment instruments range from three to seven years, and the Company has an ongoing program designed to comply with escheatment laws as they apply to its business. At June 30, 2021 and December 31, 2020, the associated escheatment reserves amounted to $512,583 and $574,786, respectively, and is included within accrued expenses and other current liabilities on the unaudited condensed consolidated balance sheets. Reserve for Processing Losses: Finxera maintains a reserve for processing losses to ensure it has adequate cash to meet all liabilities associated with processing consumer transactions. Finxera recognizes losses in two general categories: a) when payments exceed total balance due to late posting of returns or other decrements to a Client’s balance which cannot be recovered as of the period end and b) when bank-initiated debits against a Finxera clearing account which cannot be attributed to a specific Client balance at the period end. The current processing loss reserve amount reflects the differences accumulated as of the reporting date. The Company is consistently reconciling this reserve as part of its monthly reporting process, in order to properly clear and reduce the balances, while still maintaining an appropriate reserve to meet potential liabilities associated with the Client accounts and consumer transactions. At June 30, 2021 and December 31, 2020, the associated processing loss reserves amounted to $880,219 and $932,940, respectively, and is reflected as a current liability in the unaudited condensed consolidated balance sheets. Recent Accounting Pronouncement Not Yet Effective: Leases:

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 13 In February 2016, the FASB issued ASC Topic 842, Leases. This standard requires all entities that lease assets under leases with terms of more than 12 months to capitalize the assets and related lease liabilities in the balance sheet. This standard is effective for the Company as of January 1, 2022 and requires the use of a modified retrospective transition approach for its adoption. The Company is currently evaluating the effect Topic 842 will have on its consolidated financial statements and related disclosures. Management expects the assets leased under operating leases, similar to the leases disclosed in Note 12, will be capitalized together with the related lease obligations on the consolidated balance sheet upon the adoption of Topic 842, but it is not expected to have a material effect on the Company's results of operations or cash flows. Implementation Costs Incurred in Cloud Computing Arrangements: In August 2018, the FASB issued ASU 2018-15, Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract, which aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). This update is effective for the Company's annual reporting period beginning January 1, 2021, and will be effective for interim periods beginning in 2022. The amendments are applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption, and the Company has not yet decided to use the retrospective or prospective adoption method. Based on current operations of the Company, the adoption of this update is not expected to have a material effect on the Company's results of operations, financial position or cash flows. Goodwill Impairment Testing: In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment, which will eliminate the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the current goodwill impairment test) to measure a goodwill impairment charge. Instead, entities will record an impairment charge based on the excess of a reporting unit's carrying amount over its fair value (i.e., measure the charge based on Step 1 of the current goodwill impairment test). Any impairment charge will be limited to the amount of goodwill allocated to an impacted reporting unit. This update will not change the current guidance for completing Step 1 of the goodwill impairment test, and an entity will still be able to perform the current optional qualitative goodwill impairment assessment before determining whether to proceed to Step 1. Upon adoption, the update will be applied prospectively. The Company must adopt this new standard no later than the beginning of 2023 for annual and interim reporting periods. The impact that this update may have on the Company's financial condition or results of operations will depend on the circumstances of any goodwill impairment event that may occur after adoption.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 14 3. Enhanced Capital Enhanced Capital was established as an investment company which Finxera uses to invest in renewable energy projects generating income tax credits (Capital Investments). In 2019, immediately after entering into the Operating Agreement with Enhanced Capital (Note 1), the Company entered into a service agreement (the Service Agreement) with the Manager (Note 2). Under the terms of the Service Agreement, the Manager is to provide Enhanced Capital various management services in connection with the procurement of investments and originating investment transactions with the Affiliated Funds, that are intended to generate income tax credits for the use of the Company, as well an annual return on the Company’s investment. In connection with these services, the Manager is entitled to a one-time management fee of 2% of all income tax credits generated during any given calendar year, as well as the ability to generate a more substantial incentive-based management fee, as described under the Service Agreement. At June 30, 2021 and December 30, 2020, the remaining investments, net of estimated tax credits to be received, were $153,566 and $214,835, respectively, and included within Short-term investments on the unaudited condensed consolidated balance sheets. 4. Balance Sheet Details Property and Equipment: Property and equipment consist of the following at June 30, 2021 and December 31, 2020: 2021 2020 Leasehold improvements $ 247,824 $ 247,824 Computers and equipment 406,827 338,608 Vehicles 124,782 126,195 Furniture and fixtures 163,058 165,507 942,491 878,134 Less accumulated depreciation and amortization 482,171 375,499 $ 460,320 $ 502,635

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 15 Intangible Assets: Intangible assets consist of the following at June 30, 2021 and December 31, 2020: 2021 2020 Partner relationships $ 45,900,000 $ 45,900,000 Customer relationships 13,491,000 13,491,000 Developed technology 7,767,000 7,767,000 Licenses 2,130,000 2,130,000 In-process technology 820,000 820,000 Trademarks 123,000 123,000 Non-compete agreements 53,000 53,000 70,284,000 70,284,000 Less accumulated amortization 13,767,422 11,085,170 $ 56,516,578 $ 59,198,830 Intangible assets are being amortized over their estimated useful lives of 38 months to 108 months, except for the partner relationships and licenses acquired from Finxera, valued at $48,030,000, which have been determined to have indefinite useful lives, and are not amortized. For the six months ended June 30, 2021 and 2020, the Company recognized amortization expense of $2,682,252 and $2,553,546 respectively. Accrued Expenses and Other Current Liabilities: Accrued expenses and other current liabilities, net, consists of the following at June 30, 2021 and December 31, 2020: 2021 2020 Income tax payable (receivable), net $ (1,066,316) $ (2,848,046) Accrued interest on term loans (Note 5) 8,245 43,324 Escheatment reserve 512,583 574,786 Employee-related liabilities, including bonus and salaries 973,686 566,123 Professional and other general expenses 1,044,059 342,284 Reserve for uncertain tax positions (Note 7) 227,566 227,566 Company contributions to employee benefit plans (Note 10) 77,192 175,706 Deferred rent, current portion 7,115 37,422 $ 1,784,130 $ (880,835)

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 16 5. Borrowings In August 2019, as part of the 2019 Refinancing, the Company entered into a new credit agreement (the 2019 Credit Agreement) with four lenders, which allowed for borrowings up to $155,000,000. During the first two months of 2020, the Company repaid $700,000 of the outstanding borrowings under the 2019 Term Loan, along with $2,469,343 in interest expense (including the $873,133 in accrued interest from 2018), and, in February 2020, the Company refinanced its credit facility (the 2020 Refinancing). In connection with the 2020 Refinancing, the Company utilized the proceeds from a new debt facility (discussed below) to repay the remaining $144,800,000 outstanding. In 2020, the Company recognized an additional $93,908 of interest expense related to the debt discount prior to the 2020 Refinancing, at which time the unamortized debt discount of $2,563,683 was expensed to debt extinguishment costs included in the consolidated statements of income. In February 2020, as part of the 2020 Refinancing, the Company entered into a new credit agreement (the 2020 Credit Agreement) with eight lenders, which allowed for borrowings up to $240,000,000. The 2020 Credit Agreement was segmented into two parts, a term loan (the 2020 Term Loan) and a revolving line of credit (the 2020 LOC). The 2020 Term Loan allowed for borrowings up to $235,000,000 and, in March 2020, the Company borrowed the full amount. In connection with these borrowings, $146,438,843 was withheld directly from the $235,000,000 borrowed in order to repay the outstanding balance on the 2019 Term Loan, including $20,793 in accrued but unpaid interest, and $1,618,050 in loan origination costs related to the 2020 Term Loan (discussed below), resulting in the Company receiving $88,561,157 in net cash proceeds, with which $3,056,250 of origination costs were paid directly by the Company (as discussed below). Outstanding borrowings under the 2020 Term Loan bear interest at a variable rate based on the LIBOR then in effect plus 5.5% (5.65% at December 31, 2020). The 2020 Term Loan requires monthly interest only payments and quarterly principal payments of $3,042,991 beginning June 30, 2020 through December 31, 2024, with a final a final balloon payment of $177,183,000 due in full on February 14, 2025 (the Maturity Date). Under the 2020 Term Loan, the final balloon payment was to be $177,183,171; however, in 2020, the Company prepaid $3,871,027 in principal which was applied against the final balloon payment. In 2020, the Company repaid $13,000,000 in principal associated with the 2020 Term Loan, including the $3,871,027 prepayment, and also recognized $13,114,894 in interest expense of which $13,071,570 was paid and the remaining $43,324 is accrued at December 31, 2020, and included within accrued expenses and other current liabilities on the consolidated balance sheet. At December 31, 2020, $222,000,000 was outstanding under the 2020 Term Loan. During the six months ended June 30, 2021, the Company repaid $5,214,951 in principal and paid $7,450,875 in interest associated with the 2020 Term Loan, and recognized $7,407,551 in interest expense. At June 30, 2021, $216,785,048 was outstanding on the 2020 Term Loan bearing interest at 6.75%. During the six months ended June 30, 2020, the Company repaid $7,700,000 in principal and paid $7,763,581 in interest, and recognized $6,890,448 in interest expense.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 17 Under the 2020 LOC, all outstanding borrowings plus accrued, but unpaid, interest become due in full at the earlier of the Maturity Date or upon the termination of the initial revolving credit commitment, as described in the 2020 Credit Agreement. Outstanding borrowing under the LOC accrue interest at the LIBOR then in effect plus 5.0% (5.15% at December 31, 2020). The Company did not draw down against the 2020 LOC in 2021 or 2020. In connection with the 2020 Credit Agreement, the Company was required to pay a total of $4,674,300 in origination fees, legal fees, and other lender costs associated with the borrowings (the 2020 Origination Costs). Of the $4,674,300 in 2020 Origination Costs, $1,618,050 were withheld directly from the $235,000,000 borrowed under the 2020 Term Loan (as discussed above) and the remaining $3,056,250 were paid directly by the Company. The Company recognized the 2020 Origination Costs as a discount to the 2020 Term Loan, which is being amortized to interest expense ratably over the loan terms. The Company recognized $463,588 of interest expense related to the 2020 Origination Costs for the six months ended June 30, 2021, and the unamortized discount was $3,431,673 at June 30, 2021 and 3,895,261 at December 31, 2020. Borrowings under the 2020 Credit Agreement are secured by substantially all of the assets of the Company. The 2020 Credit Agreements also requires the Company to maintain certain financial and non-financial covenants. The Company was compliant with all covenants required under the 2020 Credit Agreement at June 30, 2021 and December 31, 2020. As of June 30, 2021, future minimum principal payments under the 2020 Term Loan are due as follows: Years ending December 31: 2021 $ 6,957,012 2022 12,171,964 2023 12,171,964 2024 12,171,964 2025 173,312,144 Balance outstanding 216,785,048 Less unamortized debt discount 3,431,673 Term loan, net of discount 213,353,375 Less term loan, current portion 12,171,964 Noncurrent portion $ 201,181,411

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 18 6. Related Party Transactions Loan Costs: In 2020, the Company incurred $4,674,300 in connection with the 2020 Origination Costs (Note 5), of which $2,400,000 related to legal services provided by or in connection with the Acquirer (Note 1). The Company recognized the 2020 Origination Costs as a discount to the 2020 Term Loans, which is being amortized to interest expense ratably over the term of the loan. Stockholder Notes Receivable: In June 2020, the Company entered into three stockholder notes receivable (the Stockholder Notes Receivable) under which it loaned $779,652, in aggregate, to the three stockholders who are also employees of the Company. The Stockholder Notes Receivable are non-recourse and are secured by the shares of Series C and stock options held by the respective stockholders, as well as all stock dividends, cash, instruments and other property or property proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any pledged shares held by the respective stockholders. The Stockholder Notes Receivable bear interest at the rate of 0.43% per annum, compounded annually, and become due in full on the earlier of June 15, 2027, a change in control, or upon the respective stockholders' termination of employment from the Company. All payments towards the satisfaction of the outstanding notes receivable are first applied to interest, and then to principal. As of June 30, 2021, the Company had accrued $1,680 in interest on the notes. At June 30, 2021 and December 31, 2020, the outstanding principal and interest on the Stockholder Notes Receivables was $783,150 and $781,471, respectively. 7. Income Taxes The Company's effective income tax rate (benefit) for the six months ended June 30, 2021 and 2020 was 24.9% and 19.6%, respectively. 8. Capital Stock Preferred Stock: The Company is authorized to issue 10,001,000 shares or preferred stock with a par value of $0.001 per share. The Board of Directors has designated 10,000,000 shares as Series C and the remaining 1,000 shares as undesignated preferred stock (Undesignated) (collectively, Preferred Stock).

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 19 At June 30, 2021 and December 31, 2020, the Company had the following shares of Preferred Stock authorized, issued and outstanding: Aggregate Shares Shares Liquidation Series Authorized Outstanding Preference Series C 10,000,000 6,765,302 $ 67,653,000 Undesignated 1,000 - - 10,001,000 6,765,302 $ 67,653,000 The rights, preferences, privileges and restrictions for the holders of Preferred Stock are as follows: Voting Rights: The holders of Series C are entitled to voting rights equal to the number of shares of Series C outstanding. Dividends: The holders of Series C are entitled to receive, prior and in preference to any dividends on Undesignated or common stock, cumulative dividends on each share of Series C outstanding at the rate of 8%, per annum, compounded annually and accruing from the date of issuance, of the Series C purchase price, to the extent the Series C purchase price has not been repaid through prior dividends. The Series C purchase price is $10.00 per share (the Original Purchase Price). Dividends are payable when, and if, declared by the Board of Directors. However, to the extent dividends are not paid in cash, dividends are cumulative and compound on an annual basis beginning on the date of issuance on each outstanding share of Series C, whether or not dividends are declared by the Board of Directors. In March 2020, following the 2020 Refinancing and the borrowings drawn under the 2020 Term Loan (Note 5), the Company declared and paid a cash dividend in the amount of $11.918 per share related to the holders of the 6,765,302 shares of Series C issued and outstanding as of the date of the dividend, resulting in an aggregate distribution of $80,630,576 (the 2020 Dividend). The payment of the 2020 Dividend satisfied the noncumulative dividend requirement for 2020. At June 30, 2021, no dividends were declared or paid to preferred stock holders.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 20 Liquidation: In the event of any liquidation, dissolution or winding up of the Company, the holders of Series C are entitled to receive, in preference to any distribution of assets to the holders of Undesignated or common stock, an amount equal to the Original Issuance Price per share, as adjusted for any stock splits, stock dividends, recapitalizations or the like, plus all accrued but unpaid dividends (the Series C Preference Amount). Should the Company’s available assets be insufficient to satisfy the Series C Preference Amount, the funds will be distributed ratably among the holders of Series C in proportion to their Series C Preference Amount. After the payment of the full Series C Preference Amount, the remaining assets of the Company will be distributed ratably amongst the holders of Series C and common stock in accordance with the aggregate number of shares of common stock and Series C that are then outstanding. Common Stock: The Company is authorized to issue 2,001,000 shares of common stock with a par value of $0.001 per share. The Board of Directors has designated 1,000 shares as Class A common stock (Class A) and the remaining 2,000,000 shares as Class B common stock (Class B) (collectively, Common Stock). At June 30, 2021 and December 31, 2020, the Company had 730,855 and 730,855 shares of Class B issued and outstanding, respectively, and no shares of Class A. The rights and preferences of Class A and Class B are identical except that Class B shares have no voting rights. The holders of Class A have voting rights equal to one vote per share of Class A held. Beginning in April 2020, following the issuance of Class B, the Company declared and paid monthly dividends to the holders of Class B (the Common Stock Dividends). The aggregate Common Stock Dividends declared and paid through the six months ended June 30, 2020totaled $134,654. Through the six months ended June 30, 2021, a dividend of $675,381 was paid to the holders of Class B Common Stock. 9. Equity Incentive Plan Effective November 2, 2018, the Company adopted the 2018 Equity Incentive Plan (the Plan). Under the Plan provisions, the Board of Directors may grant non-qualified stock options (NSOs) to employees, directors, officers and consultants of the Company. At June 30, 2021 and at December 31, 2020, the Company has reserved 1,199,070 shares of Class B for issuance under the Plan, of which 730,855 shares have been exercised and are outstanding.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 21 For the six months ended June 30, 2021 and 2020, employee stock-based compensation related to the Service Options and the Performance Options was not material. No income tax benefits have been recognized in the consolidated statements of income for stock-based compensation arrangements and no stock-based compensation costs have been capitalized as of June 30, 2021 and December 31, 2020. In 2020, the Company granted 302,738 stock options to employee, all of which were Service Options. The fair value of each Service Option granted in 2020 was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: expected life ranging from 5.4 to 6.25 years; risk-free interest rates ranging from 0.24% and 0.29%; expected volatility of 39.2%; and no dividends during the expected term. Expected volatility is based on historical volatilities of public companies operating in the Company’s industry. The expected life of the options represents the period of time options are expected to be outstanding and is estimated considering vesting terms and employees’ historical exercise and post-vesting employment termination behavior. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant. The weighted-average grant date fair value of the Service Options granted to employees in 2020 was $1.37 per share. Stock option activity under the Plan is as follows: Options Outstanding Weighted Options Number Average Available of Shares Exercise Price Balances, December 31, 2019 256,236 933,612 $ 1.00 Authorized 9,222 - - Cancelled 37,280 (37,280) $ 1.00 Granted (302,738) 302,738 $ 3.58 Balances, June 30, 2020 - 1,199,070 $ 1.65 Exercised - (730,855) $ 1.07 Balances, December 31, 2020 - 468,215 $ 2.56 In 2020, employees exercised 730,855 stock options of which 264,051 were Service Options and the remaining 466,804 were Performance Options At December 31, 2020, there were 468,215 Service Options issued and outstanding of which 67,432 were vested and exercisable with a weight-average exercise price of $3.58. The weighted-average remaining contractual life of Service Options outstanding was 9.29 years at December 31, 2020.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 22 During the six months ending June 30, 2021, there was no activity in the Plan. Estimated future stock-based compensation for unvested Service Options granted and outstanding as of December 31, 2020 was $298,943 to be recognized over a requisite service period of 2.53 years. 10. Benefit Plans Profit Sharing Plan: In March 2016, Finxera established a profit-sharing plan (the PS Plan) to provide defined contribution retirement benefits for all eligible employees, as defined in the plan agreement. Participants may contribute a portion of their compensation to the PS Plan, subject to limitations under the Internal Revenue Code. The Company could also make discretionary profit-sharing contributions on a pro rata basis, based on participant’s compensation, as well as other Company contributions at the discretion of the Board of Directors. For the six months ended June 30, 2021, the Company made $183,062 in contributions to the PS Plan. In 2020, the Company contributed $391,000 to the PS Plan, of which $176,000 was accrued at December 31, 2020 and remitted to the PS Plan in January 2021. Cash Benefit Plan: In March 2016, Finxera established the DB Plan to provide defined benefits for all eligible employees, as defined in the plan agreement. The Company’s funding policy is to make the minimum annual contribution required under the Plan Agreement and the applicable regulations. Participant contributions to the DB Plan are not permitted. In March 2021, the Company elected to terminate the DB Plan. In connection with that decision, management voted to freeze the DB Plan in April 2021. Upon freezing the DB Plan, it will continue to be operated in accordance with the termination process until all DB Plan assets are distributed to participants or, to the extent the DB Plan is overfunded at the date of distribution, transferred back to the Company. As of June 30, 2021, management estimates the DB Plan assets to be distributed in connection with the termination will be approximately $3,440,000, of which $3,180,000 are expected to be distributed to DB Plan participants in fulfillment of the DB Plan obligation and the remaining approximately $260,000 will be distributed back to the Company. In 2020, the Company contributed $437,000 to the DB Plan, all of which was remitted to the DB Plan in 2020. Due to the funding status of the DB Plan at December 31, 2020, no Company contributions were made in 2021. DB Plan assets primarily consist of exchange-traded funds and money market funds offered by Charles Schwab and Company, which are classified as Level I investments under the fair value hierarchy. Plan asset allocation at December 31, 2020 are comprised of 99% equity securities and 1% fixed income

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 23 investments. The measurement dates used to determine the pension measurements for the majority of the DB Plan assets and benefit obligations was December 31, 2020. The following tables set forth further information regarding the DB Plan as of and for the years ended December 31, 2020: 2020 Obligations and funded status Projected benefit obligation $ (2,762,315) Plan assets at fair value 3,382,779 Funded status $ 620,464 Accumulated benefit obligation $ (2,762,315) Plan expenses paid $ 13,831 Components of net periodic benefit cost: Service cost $ 593,734 Interest cost 104,154 Expected return on plan assets (131,797) Recognized net loss 13,672 Net periodic benefit cost $ 579,763 At December 31, 2020, the DB Plan is fully funded, and, at December 31, 2020, the Company has recognized a prepaid pension asset of $620,000. The prepaid pension asset is included within prepaid expenses and other current assets on the unaudited condensed consolidated balance sheets. Through June 30, 2021 and December 31, 2020, the Company’s management has determined any unrealized gains, losses or other potential pension costs to be recorded as a component of other comprehensive income (loss) have not been material to the consolidated financial statements.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 24 The following assumptions were used to determine the DB Plan status as of and for the year ended December 31, 2020: 2020 Weighted average assumptions used to determine benefit obligations at December 31: Discount rate 5.0% Rate of compensation increase - Weighted average assumptions used to determine net periodic benefit cost for the years ended December 31: Discount rate 5.0% Rate of compensation increase - Expected long-term return on plan assets 5.0% The Company’s expected rate of return on DB Plan assets is determined by the DB Plan assets’ historical long-term investment performance, current asset allocation and estimates of future long-term returns by asset class. There were no benefits paid through June 30, 2021 or in 2020.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 25 11. Acquisitions In November 2020, the Company acquired two businesses (collectively, the Acquisitions) through asset purchase agreements (the APAs). In connection with the Acquisitions, Finxera recorded all assets acquired and liabilities assumed at fair value. In deriving fair value, Finxera performed purchase price allocations, resulting in a new accounting basis for the assets acquired and liabilities assumed. The aggregate purchase price was $10,241,440, which was allocated as follows: Total Assets acquired $ 172,631 Liabilities assumed (13,191) 159,440 Intangible assets acquired: Customer relationships 1,591,000 Developed technology 267,000 Trademarks 123,000 Non-compete agreements 53,000 Total intangible assets 2,034,000 Goodwill 8,048,000 Total purchase price $ 10,241,440 Useful life of the customer relationships: 96 - 108 months Useful life of technology 84 months Useful life of trademarks 108 months Useful life of non-compete agreements 48 months In connection with the Acquisitions, the aggregate purchase price was $10,241,440, which was comprised of $4,159,440 in cash consideration and contingent consideration payable valued at $6,082,000. The cash consideration was paid in full during November and December 2020. The contingent consideration payable is comprised of earn-outs equal to 50% of certain revenues earned from the customers assumed in the Acquisitions, as described under each acquired business’s respective APA. The associated earn-outs are to be measured and paid every six months, with the first measurement period ending on June 30, 2021, and expiring at various dates through December 31, 2023. The Company incurred $179,106 in expenses associated with the Acquisitions, which are classified within transaction expenses in the consolidated statement of income.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 26 12. Commitments and Contingencies Facility Leases: The Company leases its headquarters in San Jose, California under a non-cancellable operating lease agreement which expires in October 2022. The Company also leases office space in Garner, North Carolina, Selma, North Carolina and Chandigarh, India, under non-cancellable operating leases that expire at various dates through April 2023. In 2020, the Company also leased five apartments which it uses to provide corporate housing for certain executive employees, all of which are leased under non-cancellable operating lease agreements. In addition to the base rent, the Company is generally responsible for certain insurance, property tax, and maintenance expenses under the lease agreements. Future minimum lease payments under the non-cancelable operating leases are as follows: Years Ending December 31: 2021 $ 275,000 2022 509,000 2023 12,000 $ 1,071,000 Client Cash Deposit Balances: In connection with the Company’s money transmittal licenses, the Company maintains Client cash deposit balances (Note 2) at Partner Banks. At June 30, 2021 and December 31, 2020, the Client cash deposit balances were $479,025,698 and $478,869,127, respectively, maintained at seven Partner Banks in amounts ranging from $918,388 to $248,137,577. Subscriber Cash Deposit Balances: The Company maintains Subscriber cash deposit balances (Note 2) at Partner Banks. The Subscriber cash deposit balances at June 30, 2021 and December 31, 2020, were $11,147,290 and $8,920,759, respectively and maintained at one Partner Bank.

Finxera Holdings, Inc. Notes to Unaudited Condensed Consolidated Financial Statements 27 Indemnification Agreements: The Company, as permitted under California law and in accordance with the Company’s Bylaws, indemnifies its officers, directors, employees and other agents for certain events or occurrences, subject to certain limits, while the individuals are or were serving at its request in such capacity. The term of the indemnification period is for the individual’s lifetime. The maximum amount of potential future indemnification is unlimited; however, the Company has a director and officer insurance policy that limits its exposure and enables it to recover a portion of any future amounts paid. As a result of the Company’s insurance policy coverage, the Company believes the fair value of these indemnification agreements is minimal. Therefore, no liability for potential claims has been recorded at June 30, 2021 or December 31, 2020. Legal: From time to time, the Company is involved in legal disputes. In the opinion of management, any liabilities resulting from these claims will not have a material adverse effect on the Company’s consolidated financial position or results of operations. As a result, no liability for potential legal claims has been recorded at June 30, 2021 or December 31, 2020. 13. Subsequent Events The global outbreak of the novel coronavirus in 2020 continues to be an evolving situation. The virus has disrupted much of society, impacted global travel and supply chains, and adversely impacted global commercial activity in most industries. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and continue to cause an extended period of global economic slowdown. Such conditions, which may be across industries, sectors or geographies, may impact the Company’s operating performance in the near term. On September 17, 2021, upon acquisition of 100% of the its common stock by PRTH, Company has become a wholly-owned subsidiary of PRTH. In connection with the Transaction, the Company incurred $10,341 and $851,313 in expenses during the six months ending June 30, 2021 and 2020, respectively, which are classified within transaction expenses in the consolidated statement of income. Subsequent events have been evaluated through December 2, 2021 i.e. the date the consolidated financial statements were approved by the Company and available to be issued.